Forward Air Corporation Provides Customer Update Company enters into non-binding MOU with Customer DALLAS – July 21, 2026 – Forward Air Corporation (NASDAQ:FWRD) (the “Company”, “Forward”, “we”, “our”, or “us”) today provided an update regarding ongoing discussions with one of its largest customers (the “Customer”). As previously disclosed on May 7, 2026, the Company has been engaged in discussions with the Customer regarding the Customer’s planned transition of a portion of the services currently provided by the Company to other service providers as part of the Customer’s operational and supplier diversification initiatives. On July 20, 2026, the Company entered into a non-binding memorandum of understanding (the “MOU”) with the Customer regarding the continued provision of those services. Under the current MOU, the Company expects to retain at least half of the approximate $250 million of revenue attributable to the Customer for the fiscal year ended December 31, 2025, with the potential of retaining an additional approximate 25%. Furthermore, the MOU extends the term of the contract for the retained services for a period of no less than two years. The services that are expected to be transitioned to the other providers are anticipated to start later this year, with the majority taking place in December 2026 and throughout the balance of 2027. Shawn Stewart, President & Chief Executive Officer, said, “We are extremely pleased with the productive conversations we have had with one of our largest customers, including the prospect of retaining up to 75% of the Customer’s business with us and meaningfully extending the contract term. This agreement builds on our 20-year relationship and underscores the impeccable service the Forward Air team continues to provide.” About Forward Air Corporation Forward Air is a leading asset-light provider of transportation services across the United States, Canada and Latin America. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first and last- mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission-critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com. Note Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,”

“believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this communication relate to expectations regarding the Company’s ability to negotiate a definitive agreement with the customer on acceptable terms or at all; the Company’s ability to achieve the intended benefits of memorandum of understanding or any definitive agreement with the customer; and the Company’s expectations regarding the Company’s future financial and operational results, including due to the impact that the memorandum of understanding and any definitive agreement may have on the business and results of operations of Company. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: the Company’s ability to negotiate a definitive agreement with the customer on acceptable terms or at all; the Company’s ability to achieve the intended benefits of memorandum of understanding or any definitive agreement with the customer; economic factors such as tariffs, recessions, inflation, higher interest rates and downturns in customer business cycles, the outcome of our review of strategic alternatives, our ability to execute on a strategic sale of non-core assets, our ability to achieve ongoing strategic, financial and other benefits as we continue to transform our business after the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk of customer loss, the risk of management and employee loss, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws, and the risks described in our Annual Report on Form 10- K for the year ended December 31, 2025, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this communication is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law.

Investor Contact: Tony Carreño investorrelations@forwardair.com Media Contact: Hannah Weeg HWeeg@forwardair.com